SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 1, 2004
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp.
 ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


  Delaware                       001-08798                        11-2621097
 ______________________________________________________________________________
 (State or other               (Commission                      (IRS Employer
 jurisdiction of               File Number)                     Identification
 incorporation)                                                     Number)


 70 Maxess Road, Melville, New York                                 11747
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                                 (631) 396-5000
 ______________________________________________________________________________
               (Registrant's telephone number including area code)


                                       N/A
 ______________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

     On July 1, 2004, the Registrant issued a press release announcing the Registrant's financial results for the first quarter ended May 31, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Nu Horizons Electronics Corp.


                                         By:  /s/Paul Durando
                                            --------------------------
                                            Paul Durando
                                            Vice President - Finance

Date:  July 1, 2004










                                      -3-